UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

MARCH 31, 2008

Semiannual Report
to Shareholders

DWS Small Cap Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.37%, 2.26%, 2.16% and 0.91% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and for the 3-year and the life of class for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of DWS Small Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 20, 2006, Investment Class shares merged into Class S shares. On November 17, 2006, Class R shares were converted into Class A shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Small Cap Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-21.88%	-15.76%	-.11%	8.63%	3.69%
Class B	-22.18%	-16.41%	-.86%	7.82%	2.91%
Class C	-22.22%	-16.44%	-.86%	7.82%	2.91%
Russell 2000® Growth Index+	-14.66%	-8.94%	5.74%	14.24%	1.75%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/08
DWS Small Cap Growth Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	-21.79%	-15.52%	.18%	.09%
Russell 2000 Growth Index+	-14.66%	-8.94%	5.74%	3.02%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/08	$ 20.26	$ 19.31	$ 19.31	$ 20.47
9/30/07	$ 26.32	$ 25.18	$ 25.19	$ 26.56
Distribution Information: Six Months as of 3/31/08: Capital Gain Distributions	$ .36	$ .36	$ .36	$ .36
Class A Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	454	of	598	76
3-Year	419	of	475	89
5-Year	372	of	393	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for the Class A shares; other classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,940	$9,394	$14,260	$13,538
	Average annual total return	-20.60%	-2.06%	7.36%	3.08%
Class B	Growth of $10,000	$8,112	$9,580	$14,473	$13,325
	Average annual total return	-18.88%	-1.42%	7.67%	2.91%
Class C	Growth of $10,000	$8,356	$9,745	$14,573	$13,325
	Average annual total return	-16.44%	-.86%	7.82%	2.91%
Russell 2000 Growth Index+	Growth of $10,000	$9,106	$11,823	$19,459	$11,891
	Average annual total return	-8.94%	5.74%	14.24%	1.75%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Small Cap Growth Fund — Institutional Class [] Russell 2000 Growth Index+

Comparative Results as of 3/31/08
DWS Small Cap Growth Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$844,800	$1,005,500	$1,003,000
	Average annual total return	-15.52%	.18%	.09%
Russell 2000 Growth Index+	Growth of $1,000,000	$910,600	$1,182,300	$1,101,600
	Average annual total return	-8.94%	5.74%	3.02%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 1.12% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/08
DWS Small Cap Growth Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-21.78%	-15.57%	.15%	.06%
Russell 2000 Growth Index+	-14.66%	-8.94%	5.74%	3.02%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 20.45
9/30/07	$ 26.52
Distribution Information: Six Months as of 3/31/08: Capital Gain Distributions	$ .36
Class S Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	447	of	598	75
3-Year	412	of	475	87

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Growth Fund — Class S [] Russell 2000 Growth Index+

Comparative Results as of 3/31/08
DWS Small Cap Growth Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$8,443	$10,045	$10,020
	Average annual total return	-15.57%	.15%	.06%
Russell 2000 Growth Index+	Growth of $10,000	$9,106	$11,823	$11,016
	Average annual total return	-8.94%	5.74%	3.02%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 781.20	$ 778.20	$ 777.80	$ 782.20	$ 782.10
Expenses Paid per $1,000*	$ 5.57	$ 8.89	$ 8.89	$ 4.46	$ 4.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,018.75	$ 1,015.00	$ 1,015.00	$ 1,020.00	$ 1,020.10
Expenses Paid per $1,000*	$ 6.31	$ 10.08	$ 10.08	$ 5.05	$ 4.95
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Small Cap Growth Fund	1.25%	2.00%	2.00%	1.00%	.98%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Robert S. Janis and Portfolio Manager Joseph Axtell discuss DWS Small Cap Growth Fund's market environment, performance and strategy during the fund's most recent semiannual period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Small Cap Growth Fund perform during its most recent six-month period?

A: In an extremely volatile period for stocks almost across the board, DWS Small Cap Growth Fund's Class A shares returned -21.88% for its most recent semiannual period ended March 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) During the six-month period, the fund underperformed its benchmark and peers: The Russell 2000® Growth Index returned -14.66% and the Lipper Small-Cap Growth Funds category returned -17.70%.1,2

1 The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P® SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What were the major factors affecting stock market performance during the period?

A: Volatility in the US stock market continued through the fourth quarter of 2007. Several financial institutions reported write-downs that amounted to tens of billions of dollars stemming from the subprime mortgage crisis, and market observers worry that there is more disruption to come. However, worldwide there has been adequate liquidity to offset these losses. For the quarter, the dollar fell to record lows as oil prices reached new highs. In an effort to stimulate economic activity and avoid a recession, the US Federal Reserve Board (the Fed) cut a key short-term interest rate by a quarter point at each of its last two meetings of 2007, but stated that energy and commodity prices threatened to spur increased inflation.

The turbulent first quarter of 2008 lent itself to a period of aggressive easing by the Fed. A three-quarter-point emergency cut in both the federal funds rate and the discount rate signaled the central bank's shift from concern over inflation to a focus on preventing a severe downturn in the economy.3 Another half-point cut was made in both rates just eight days later. In an effort to spur economic activity, Congress and the President agreed on a $168 billion fiscal stimulus package. Overall, the Fed kept quite busy during the first quarter of this year, expanding its intervention to restore confidence and provide short-term liquidity in financial markets, and creating new lending tools and facilities. Most noteworthy was the Fed's backing of a transaction to bail out a major investment bank in order to avoid turmoil in the global financial system. In addition, high prices of oil, gold and other commodities — along with a weak dollar — threatened to spur a significant increase in inflation. We saw a weakening labor market in the first quarter that fueled recession fears, and the quarter ended with another three-quarter-point reduction in the federal funds rate and the discount rate.

3 The federal funds rate is the overnight rate charged by banks when they borrow money from each other. The discount rate is the interest rate that an eligible depository institution is charged to borrow short-term funds directly from a Federal Reserve Bank.

Q: What impact did stock selection and sector positioning have on the fund's results?

A: For the six-month period, overall stock selection detracted from performance. Overall, the fund's positions in the energy sector outpaced their counterparts in the benchmark, while holdings in industrials, consumer discretionary and materials lagged the Index. Overall sector allocation also detracted from returns. The fund's overweight in energy and underweight in telecommunication services helped performance, while an overweight position in information technology and underweight position in industrials detracted from returns.4 (After stock selection, under our management philosophy we consider sector allocation to be a secondary method of adding value within the portfolio.)

4 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What were the best and worst individual performers for the fund?

A: The top individual security-level contributors to performance during the semiannual period included Carrizo Oil & Gas, Inc., Atwood Oceanics, Inc. and Children's Place Retail Stores, Inc. Carrizo Oil & Gas, from the energy sector, explores for and produces natural gas and crude oil. Atwood Oceanics, from the energy equipment and services industry, performs contract drilling of oil and gas wells in offshore areas. Children's Place Retail Stores, a specialty retailer from the consumer discretionary sector, retails apparel and accessories for children.

The largest detractors from performance on a company level included FormFactor, Inc., NightHawk Radiology Holdings, Inc. and Zumiez, Inc. FormFactor designs, develops, and manufactures advanced semiconductor wafer probe5 cards. We sold this position during the first quarter of 2008 as the company's business was slowing and usage of their products was in question. NightHawk Radiology, a health care providers and services company, offers night-time and weekend emergency radiology services. We began selling out of the position in the first quarter given recent weakness in the company's core business, combined with investor concern that its newer business segments may be slow to gain traction. Zumiez is a mall-based specialty retailer of sports-related apparel, footwear, equipment and accessories.

5 A wafer probe or test is the first time that chips are tested to see if they function as they were designed to do. A test computer sends electrical signals through the probe and into the computer circuits (sometimes called computer chips) in order to test the functioning of computer circuits. This is the technique used to test newly manufactured semiconductor circuits.

Q: In light of events over the most recent period, how do you view the market environment at present?

A: Credit crises tend to extend beyond people's expectations. Until recently, the spillover from the housing market correction has put only moderate downward pressure on consumer spending. However, tighter credit conditions, higher energy prices and a weakening labor market have begun to weigh on consumer sentiment. It is also evident that we are seeing an inventory correction by purchasing managers and a retrenchment by consumers as concerns are raised regarding the economy and employment. However, the government's recent monetary and fiscal stimulus should alleviate these issues over time. Additionally, the US economy continues to draw support from a still-strong corporate sector and continuing growth in net exports, which benefit from a weaker dollar and the strength of the world economy.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	9/30/07

Common Stocks	93%	97%
Cash Equivalents	7%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/08	9/30/07

Information Technology	28%	25%
Consumer Discretionary	23%	32%
Health Care	14%	16%
Energy	12%	10%
Industrials	12%	11%
Financials	8%	4%
Consumer Staples	2%	—
Materials	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2008 (35.9% of Net Assets)
1. Guess?, Inc. Designer, developer and marketer of apparel and related consumer products	5.7%
2. Carrizo Oil & Gas, Inc. Producer of gas and crude oil	4.8%
3. Itron, Inc. Manufacturer of meter reading instruments for utilities	4.2%
4. Providence Service Corp. Provides privatized family social services	3.6%
5. Atwood Oceanics, Inc. Performs contract drilling of development oil and gas wells	3.5%
6. BE Aerospace, Inc. Manufactures interior products for aviation aircraft cabins	3.2%
7. Orient-Express Hotels Ltd. Owns and operates luxury hotels	3.2%
8. Portfolio Recovery Associates, Inc. Provides outsourced receivables management	2.7%
9. Buffalo Wild Wings, Inc. Owns and operates Buffalo Wild Wings Bar and restaurant	2.6%
10. Waddell & Reed Financial, Inc. Serves as the investment advisor and underwriter for a family of mutual funds	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 95.4%
Consumer Discretionary 22.2%
Diversified Consumer Services 0.7%
Capella Education Co.*	30,700	1,676,220
Hotels Restaurants & Leisure 7.4%
Buffalo Wild Wings, Inc.* (a)	247,280	6,058,360
McCormick & Schmick's Seafood Restaurants, Inc.* (a)	178,600	2,080,690
Orient-Express Hotels Ltd. "A" (a)	174,110	7,514,588
Pinnacle Entertainment, Inc.*	145,100	1,857,280
		17,510,918
Specialty Retail 12.4%
bebe stores, inc.	362,060	3,892,145
Cabela's, Inc.* (a)	195,000	2,761,200
Children's Place Retail Stores, Inc.* (a)	124,700	3,062,632
Citi Trends, Inc.* (a)	188,700	3,481,515
Guess?, Inc.	333,600	13,500,792
Zumiez, Inc.* (a)	161,400	2,532,366
		29,230,650
Textiles, Apparel & Luxury Goods 1.7%
Volcom, Inc.* (a)	200,200	4,046,042
Consumer Staples 1.9%
Personal Products
American Oriental Bioengineering, Inc.* (a)	562,300	4,554,630
Energy 11.8%
Energy Equipment & Services 5.0%
Atwood Oceanics, Inc.*	91,300	8,374,036
Dril-Quip, Inc.*	72,200	3,355,134
		11,729,170
Oil, Gas & Consumable Fuels 6.8%
Carrizo Oil & Gas, Inc.* (a)	192,440	11,405,919
EXCO Resources, Inc.*	258,210	4,776,885
		16,182,804
Financials 7.8%
Capital Markets 3.0%
FCStone Group, Inc.*	56,500	1,565,050
Waddell & Reed Financial, Inc. "A"	174,500	5,606,685
		7,171,735
Diversified Financial Services 2.7%
Portfolio Recovery Associates, Inc. (a)	150,790	6,467,383
Insurance 2.1%
eHealth, Inc.*	218,600	4,824,502
Health Care 12.8%
Health Care Equipment & Supplies 3.5%
Orthofix International NV*	103,394	4,111,979
West Pharmaceutical Services, Inc.	95,890	4,241,215
		8,353,194
Health Care Providers & Services 7.7%
inVentiv Health, Inc.*	191,410	5,514,522
Nighthawk Radiology Holdings, Inc.* (a)	147,608	1,381,611
Providence Service Corp.* (a)	283,070	8,492,100
Psychiatric Solutions, Inc.*	83,200	2,822,144
		18,210,377
Life Sciences Tools & Services 1.6%
Kendle International, Inc.* (a)	82,000	3,683,440
Industrials 11.4%
Aerospace & Defense 3.2%
BE Aerospace, Inc.*	215,240	7,522,638
Commercial Services & Supplies 5.8%
Heidrick & Struggles International, Inc.	85,700	2,787,821
Hill International, Inc.*	330,900	4,139,559
Huron Consulting Group, Inc.*	97,200	4,038,660
Korn/Ferry International*	153,900	2,600,910
		13,566,950
Construction & Engineering 1.0%
Aecom Technology Corp.*	93,900	2,442,339
Electrical Equipment 1.4%
Baldor Electric Co.	116,900	3,273,200
Information Technology 26.2%
Communications Equipment 3.4%
Blue Coat Systems, Inc.*	93,100	2,051,924
Foundry Networks, Inc.* (a)	376,900	4,364,502
Riverbed Technology, Inc.*	108,100	1,606,366
		8,022,792
Electronic Equipment & Instruments 4.2%
Itron, Inc.* (a)	108,870	9,823,340
Internet Software & Services 3.7%
DealerTrack Holdings, Inc.*	176,400	3,566,808
LoopNet, Inc.* (a)	416,800	5,293,360
		8,860,168
IT Services 3.8%
CyberSource Corp.* (a)	358,800	5,242,068
Forrester Research, Inc.*	138,800	3,689,304
		8,931,372
Semiconductors & Semiconductor Equipment 6.1%
Atheros Communications* (a)	167,900	3,499,036
Netlogic Microsystems, Inc.* (a)	104,600	2,525,044
Standard Microsystems Corp.*	133,300	3,889,694
Tessera Technologies, Inc.*	217,000	4,513,600
		14,427,374
Software 5.0%
Blackboard, Inc.*	149,200	4,972,836
Informatica Corp.*	181,400	3,094,684
THQ, Inc.*	167,820	3,658,476
		11,725,996
Materials 1.3%
Chemicals 0.7%
Flotek Industries, Inc.* (a)	115,100	1,679,309
Metals & Mining 0.6%
Haynes International, Inc.* (a)	26,600	1,459,808
Total Common Stocks (Cost $220,390,616)		225,376,351

Securities Lending Collateral 25.2%
Daily Assets Fund Institutional, 3.25% (b) (c) (Cost $59,479,866)	59,479,866	59,479,866

Cash Equivalents 7.0%
Cash Management QP Trust, 2.84% (b) (Cost $16,590,719)	16,590,719	16,590,719
	% of Net Assets	Value ($)
,
Total Investment Portfolio (Cost $296,461,201)+	127.6	301,446,936
Other Assets and Liabilities, Net	(27.6)	(65,271,327)
Net Assets	100.0	236,175,609
* Non-income producing security.
+ The cost for federal income tax purposes was $296,468,435. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $4,978,501. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,918,746 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,940,245.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $57,988,669, which is 24.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $220,390,616) — including $57,988,669 of securities loaned	$ 225,376,351
Investment in Daily Assets Fund Institutional (cost $59,479,866)*	59,479,866
Investment in Cash Management QP Trust (cost $16,590,719)	16,590,719
Total investments, at value (cost $296,461,201)	301,446,936
Cash	10,000
Receivable for Fund shares sold	381,948
Receivable for investments sold	255,207
Interest receivable	97,244
Due from Advisor	1,556
Dividends receivable	26,688
Other assets	86,466
Total assets	302,306,045
Liabilities
Payable for investments purchased	5,396,437
Payable for Fund shares redeemed	675,716
Payable upon return of securities loaned	59,479,866
Accrued management fee	134,995
Other accrued expenses and payables	443,422
Total liabilities	66,130,436
Net assets, at value	$ 236,175,609
Net Assets Consist of
Accumulated net investment loss	(663,041)
Net unrealized appreciation (depreciation) on investments	4,985,735
Accumulated net realized gain (loss)	(17,331,044)
Paid-in capital	249,183,959
Net assets, at value	$ 236,175,609
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($46,331,177 ÷ 2,286,970 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 20.26
Maximum offering price per share (100 ÷ 94.25 of $20.26)	$ 21.50
Class B Net Asset Value, offering and redemption price(a) per share ($2,812,072 ÷ 145,665 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 19.31

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,434,673 ÷ 333,308 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 19.31
Class S Net Asset Value, offering and redemption price(a) per share ($94,574,128 ÷ 4,625,078 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 20.45

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($86,023,559 ÷ 4,201,640 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 20.47
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Dividends	$ 169,594
Interest — Cash Management QP Trust	206,539
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	747,529
Total Income	1,123,662
Expenses: Management fee	1,087,663
Services to shareholders	428,659
Administration fee	167,333
Distribution and service fees	113,506
Reports to shareholders	79,974
Registration fees	31,851
Professional fees	66,996
Trustees' fees and expenses	8,616
Custodian fee	6,894
Other	10,625
Total expenses before expense reductions	2,002,117
Expense reductions	(215,414)
Total expenses after expense reductions	1,786,703
Net investment income (loss)	(663,041)
Realized and Unrealized Gain (Loss)
Net realized gain from: Investments	19,052,520
Foreign currency	16
19,052,536
Change in net unrealized appreciation (depreciation)	(99,570,697)
Net gain (loss)	(80,518,161)
Net increase (decrease) in net assets resulting from operations	$ (81,181,202)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income (loss)	$ (663,041)	$ (2,422,808)
Net realized gain (loss)	19,052,536	18,941,565
Change in net unrealized appreciation (depreciation)	(99,570,697)	62,151,570
Net increase (decrease) in net assets resulting from operations	(81,181,202)	78,670,327
Distributions to shareholders from: Net realized gains: Class A	(813,099)	(6,563,767)
Class B	(59,718)	(370,382)
Class C	(129,784)	(644,543)
Class S	(2,702,500)	(24,671,218)
Institutional Class	(1,487,993)	(372,517)
Total distributions	(5,193,094)	(32,622,427)
Fund share transactions: Proceeds from shares sold	37,011,940	194,461,910
In-kind redemptions	—	(72,498,760)
Reinvestment of distributions	4,837,476	31,227,461
Cost of shares redeemed	(109,985,569)	(305,456,438)
Redemption fees	15,565	6,581
Net increase (decrease) in net assets from Fund share transactions	(68,120,588)	(152,259,246)
Increase (decrease) in net assets	(154,494,884)	(106,211,346)
Net assets at beginning of year	390,670,493	496,881,839
Net assets at end of year (including accumulated net investment loss of $663,041 and $0, respectively)	$ 236,175,609	$ 390,670,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008[a]	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 26.32	$ 23.60	$ 24.96	$ 21.29	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.18)	(.23)[d]	(.25)	(.20)
Net realized and unrealized gain (loss)	(5.63)	4.51	.83	4.09	1.75
Total from investment operations	(5.70)	4.33	.60	3.84	1.55
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	(.17)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 20.26	$ 26.32	$ 23.60	$ 24.96	$ 21.29
Total Return (%)[c]	(21.88)**	19.08	2.20[d,e]	17.91	7.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	59	87	80	40
Ratio of expenses before expense reductions (%)	1.37*	1.37	1.42	1.37	1.35
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.29	1.25	1.25
Ratio of net investment income (loss) (%)	(.58)*	(.73)	(.91)[d]	(1.03)	(.93)
Portfolio turnover rate (%)	44**	64[f]	74	119	116
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2008[a]	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.18	$ 22.81	$ 24.36	$ 20.94	$ 19.56
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.35)	(.40)[d]	(.42)	(.36)
Net realized and unrealized gain (loss)	(5.36)	4.33	.81	4.01	1.74
Total from investment operations	(5.51)	3.98	.41	3.59	1.38
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	(.17)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 19.31	$ 25.18	$22.81	$ 24.36	$ 20.94
Total Return (%)[c]	(22.18)**	18.20	1.38[d,e]	17.06	7.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	6	8	3
Ratio of expenses before expense reductions (%)	2.32*	2.26	2.24	2.11	2.10
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.04	2.00	2.00
Ratio of net investment income (loss) (%)	(1.33)*	(1.48)	(1.66)[d]	(1.78)	(1.68)
Portfolio turnover rate (%)	44**	64[f]	74	119	116
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008[a]	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.19	$ 22.81	$ 24.36	$ 20.94	$ 19.56
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	(.35)	(.40)[d]	(.42)	(.36)
Net realized and unrealized gain (loss)	(5.38)	4.34	.81	4.01	1.74
Total from investment operations	(5.52)	3.99	.41	3.59	1.38
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	(.17)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 19.31	$ 25.19	$ 22.81	$ 24.36	$ 20.94
Total Return (%)[c]	(22.22)**	18.25	1.38[d,e]	17.06	7.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	9	9	10	5
Ratio of expenses before expense reductions (%)	2.19*	2.16	2.11	2.10	2.10
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.04	2.00	2.00
Ratio of net investment income (loss) (%)	(1.33)*	(1.48)	(1.66)[d]	(1.78)	(1.68)
Portfolio turnover rate (%)	44**	64[f]	74	119	116
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.52	$ 23.71	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.12)	(.17)[e]	(.15)
Net realized and unrealized gain (loss)	(5.67)	4.54	.83	1.28
Total from investment operations	(5.71)	4.42	.66	1.13
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 20.45	$ 26.52	$ 23.71	$ 25.01
Total Return (%)[d]	(21.78)**	19.43	2.41[e,f]	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	202	68	79
Ratio of expenses before expense reductions (%)	1.20*	1.12	1.21	1.12*
Ratio of expenses after expense reductions (%)	1.00*	1.00	1.03	1.00*
Ratio of net investment income (loss) (%)	(.33)*	(.48)	(.65)[e]	(.78)*
Portfolio turnover rate (%)	44**	64[g]	74	119
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period December 20, 2004 (commencement of operations of Class S shares) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.56	$ 23.71	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.10)	(.16)[e]	(.15)
Net realized and unrealized gain (loss)	(5.69)	4.56	.82	1.28
Total from investment operations	(5.73)	4.46	.66	1.13
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 20.47	$ 26.56	$ 23.71	$ 25.01
Total Return (%)	(21.79)**	19.57	2.41[d,e,f]	4.73d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	116	5	4
Ratio of expenses before expense reductions (%)	.98*	.91	1.10	1.12*
Ratio of expenses after expense reductions (%)	.98*	.91	1.03	1.00*
Ratio of net investment income (loss) (%)	(.31)*	(.39)	(.65)[e]	(.78)*
Portfolio turnover rate (%)	44**	64[g]	74	119
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period December 20, 2004 (commencement of operations of Institutional Class shares) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[f] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Growth Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2007, the Fund had a net tax basis capital loss carry forward of approximately $31,183,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2009 ($16,475,000), September 30, 2010 ($6,479,000), September 30, 2011 ($6,479,000) and September 30, 2012 ($1,750,000) the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $140,647,473 and $215,733,379, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.65% of the Fund's average daily net assets computed and accrued daily and payable monthly.

For the period from October 1, 2007 through January 31, 2010, the Advisor has contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

For the six months ended March 31, 2008 the Advisor reimbursed the Fund $1,556 of services to shareholders from non-affiliated entities for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008, the Advisor received an Administration Fee of $167,333, of which $22,558 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 52,995	$ 31,468	$ 21,539
Class B	7,547	5,791	1,705
Class C	11,021	7,361	1,479
Class S	166,708	166,709	857
Institutional Class	45,632	—	—
	$ 283,903	$ 211,329	$ 25,580

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	$ 13,800	$ 1,982
Class C	30,061	4,097
	$ 43,861	$ 6,079

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 55,739	$ 10,880.21%
Class B	4,528	637.25%
Class C	9,378	1,005.23%
	$ 69,645	$ 12,522

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2008 aggregated $966.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2008, the CDSC for the Fund's Class B and C shares was $4,370 and $34, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,608, of which $8,334 is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund pays each Trustee compensation for his or her services. Each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $74 and $2,455, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	490,432	$ 11,400,409	1,195,146	$ 29,818,712
Class B	5,258	118,401	19,019	453,869
Class C	25,110	571,662	70,486	1,675,173
Class S	678,948	15,918,808	1,990,345	49,452,712
Institutional Class	402,719	9,002,660	4,276,803	110,906,613
Class R+	—	—	29,000	707,931
Investment Class+	—	—	59,586	1,446,900
		$ 37,011,940		$ 194,461,910
Shares issued to shareholders in reinvestment of distributions
Class A	26,838	$ 656,726	262,446	$ 6,209,581
Class B	2,421	56,592	15,292	348,525
Class C	5,242	122,508	26,704	608,599
Class S	101,850	2,513,657	994,867	23,688,239
Institutional Class	60,218	1,487,993	15,645	372,517
		$ 4,837,476		$ 31,227,461
Shares redeemed
Class A	(471,015)	$ (10,807,179)	(3,343,068)	$ (83,107,862)
Class B	(42,048)	(919,958)	(109,606)	(2,610,040)
Class C	(71,568)	(1,560,921)	(128,894)	(3,066,178)
Class S	(3,763,476)	(81,736,862)	(8,135,773)	(206,111,593)
Institutional Class	(627,558)	(14,960,649)	(156,885)	(4,062,953)
Class R+	—	—	(63,548)	(1,572,012)
Investment Class+	—	—	(203,999)	(4,925,800)
		$ (109,985,569)		$ (305,456,438)
Shares converted
Class A	—	$ —	426,581	$ 11,005,703
Class S	—	—	12,921,441	317,992,039
Class R+	—	—	(428,858)	(11,005,703)
Investment Class+	—	—	(12,979,456)	(317,992,039)
		$ —		$ —
Redemption fees		$ 15,565		$ 6,581
In-kind Redemptions
Class S	—	$ —	(3,041,949)	$ (72,498,760)
Net increase (decrease)
Class A	46,255	$ 1,258,427	(1,458,895)	$ (36,070,639)
Class B	(34,369)	(744,964)	(75,295)	(1,807,388)
Class C	(41,216)	(866,721)	(31,704)	(782,402)
Institutional Class	(164,621)	(4,469,996)	4,135,563	107,216,177
Class S	(2,982,678)	(63,297,334)	4,728,931	112,525,729
Class R+	—	—	(463,406)	(11,869,784)
Investment Class+	—	—	(13,123,869)	(321,470,939)
		$ (68,120,588)		$ (152,259,246)
+ On June 28, 2006, the Board of the Fund approved the conversion of Investment Class shares of the Fund into Class S shares of the Fund, and Class R shares of the Fund into Class A shares of the Fund. These conversions were completed on October 20, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2008, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 20% and 10%, respectively, of the total shares outstanding of the Fund.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDBX	SSDCX	SSDSX	SSDIX
CUSIP Number	23336Y 847	23336Y 839	23336Y 821	23336Y 771	23336Y 763
Fund Number	471	671	771	2314	1471

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008